UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2007

DOMINION HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-23270	31-1393233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Tuttle Crossing Boulevard, P.O. Box 5000, Dublin, Ohio	43016-5555
(Address of principal executive offices)	(Zip Code)

(614) 356-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on March 21, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Dominion Homes, Inc. (the “Company”) took the following actions:

•

Pursuant to the terms of the Company’s Incentive Growth Plan (the “Incentive Plan”), which was adopted by the Board of Directors in March 2003 and approved by the Company’s shareholders at its 2003 annual shareholder meeting, the Committee established Performance Criteria (as defined in the Incentive Plan) for Douglas G. Borror, Chief Executive Officer and Chairman of the Company, for his 2007 incentive compensation award under the Incentive Plan. Mr. Douglas Borror’s 2007 incentive compensation award potential under the Plan is based on the following Performance Criteria:

•	EBITDA – 50% of his total award potential;

•	Volume (units closed) - 20% of his total award potential;

•	Corporate debt management – 20% of his total award potential; and

•	Customer satisfaction - 10% of his total award potential.

Attached hereto as Exhibit 99.1 is Mr. Borror’s 2007 Notice of Eligibility and Participation Agreement under the Incentive Plan.

•

The Committee also established performance goals and objectives based on EBITDA, volume (units closed), corporate debt management, and customer satisfaction for the Company’s other executive officers, which includes Jeffrey A. Croft, President and Chief Operating Officer and William G. Cornely, Executive Vice President of Finance and Chief Financial Officer. The goals and objectives for these individuals are the same as the Committee established for Mr. Douglas Borror pursuant to the Incentive Plan. Attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated by reference herein, are the 2007 incentive compensation programs for Mr. Croft and Mr. Cornely.

•

The Committee approved retention bonuses for each of Mr. Croft and Mr. Cornely for 2007, equal to 25% of their base salaries at January 1, 2007, and payable as follows: 10% of the total retention bonus amount will be paid at the end of each of the first three fiscal quarters of 2007 (i.e., March 31st, June 30th, and September 30th), with the remaining 70% payable at year end. Attached hereto as Exhibit 99.4, and incorporated by reference herein, is a form of Retention Bonus Agreement for Mr. Croft and Mr. Cornely. The above description is qualified in its entirety by reference to the full text of the Retention Bonus Agreement.

•

The Committee also awarded restricted shares to Mr. Croft (37,500 shares) and Mr. Cornely (25,000 shares) under the Company’s 2003 Stock Option and Incentive Equity Plan. The restrictions on these shares will lapse as to one-fourth of the shares (Mr. Croft – 9,375 shares, and Mr. Cornely - 6,250 shares) on each of the first, second, third, and fourth anniversaries of the date of grant. Attached hereto as Exhibit 99.5 and incorporated by reference herein is a form of Restricted Stock Award Agreement for Mr. Croft and Mr. Cornely. The above description is qualified in its entirety by reference to the full text of the Restricted Stock Award Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Form of Notice of Eligibility and Participation Agreement for Douglas G. Borror.

99.2	2007 Incentive Compensation Program for Jeffrey A. Croft.

99.3	2007 Incentive Compensation Program for William G. Cornely.

99.4	Form of Retention Bonus Agreement.

99.5	Form of Restricted Stock Award Agreement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION HOMES, INC.

By:	/s/ William G. Cornely
William G. Cornely, Executive Vice President of Finance and Chief Financial Officer

Date: March 27, 2007